DATE December 12, 2018

(1)    OPTION SELLERS

(2)    POWERSTEERING SOFTWARE LIMITED

(3)    ADESTRA LIMITED

SHARE PURCHASE AGREEMENT
relating to the acquisition of certain of the
issued share capital of
ADESTRA LIMITED

TABLE OF CONTENTS
Page
1.DEFINITIONS AND INTERPRETATION    2
2.SALE AND PURCHASE    4
3.CONSIDERATION    4
4.COMPLETION    7
5.WARRANTIES    8
6.OPTION SELLERS' LIABILITY    8
7.CONFIDENTIALITY AND ANNOUNCEMENTS    9
8.NOTICES    10
9.VOTING POWER OF ATTORNEY    11
10.GENERAL    12
SCHEDULE 1 THE OPTION SELLERS28

THIS AGREEMENT IS DATED the 12th    day of December 2018
PARTIES

(1)	THE PERSONS whose names and addresses are set out in column (1) of Schedule 1 (The Option Sellers) (together the “Option Sellers” and each an “Option Seller”); and

(2)
POWERSTEERING SOFTWARE LIMITED, a private company registered under the laws of England and Wales with registered number 5587016 whose registered office is at 16 Great Queen Street, Covent Garden, London, WC2B 5AH (the “Buyer”); and

(3)
ADESTRA LIMITED, a private limited company registered under the laws of England and Wales with registered number 05267378 whose registered office is at Holywell House, Osney Mead, Oxford, England, OX2 0ES (the “Company”).

INTRODUCTION

(A)	Each Option Seller is the legal and beneficial owner and registered holder of that number of shares in the capital of the Company set out in column (2) of Schedule 1 (the “Option Shares”).

(B)	The Option Sellers have agreed to sell, and the Buyer has agreed to purchase, the Option Shares, in each case on the terms and subject to the conditions of this Agreement.
AGREEMENT

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Agreement, unless expressly stated otherwise, capitalised terms have the meanings assigned to them in the Majority SPA and the capitalised terms set out below have the following meanings:
“£” means pounds sterling, being the lawful currency for the time being of the United Kingdom;
“Adjustment Payment Holdback Amount” means five per cent of the Optionholder Consideration as defined in Clause 3.1;
“Agreement” means this optionholder share purchase agreement, including the Introduction and the Schedules;
“Claim” means any claim that the Buyer may have against the Option Sellers or any of them under this Agreement;
“Completion” means completion of the sale and purchase of the Option Shares in accordance with Clause 4 (Completion);
“Completion Date” means the date of this Agreement;
“EMI Options” means options granted with the intention of being “qualifying options” as defined in paragraph 1(2) of Schedule 5 to ITEPA, but excluding any Unapproved Options;
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003;
“Majority Sellers” means the sellers under the Majority SPA;
“Majority SPA” means the agreement between the Sellers (as defined therein) and the Buyer dated the date of this Agreement pursuant to which the Sellers agreed to transfer certain shares in the capital of the Company to the Buyer;
“Option Exercise Amount” means the exercise price in £ payable by each individual Optionholder to exercise each of his or her Options;
“Option Exercise Monies” means £257,810, being the aggregate of all Option Exercise Amounts payable in connection with the exercise of the Options immediately prior to Completion as set out opposite each Option Seller’s name in colum 3 of Schedule 1 of this Agreement;
“Optionholder” means any employee or former employee of the Group holding Options;
“Optionholder Proportion” means for the purposes of any adjustment to the consideration under:

(a)
Clause 3.2(b), the proportion of any excess or shortfall arising out of determination of the Competion Accounts that is attributable in aggregate to the Option Sellers calculated pro rata to their percentage shareholding in the Company immediately prior to Completion; and

(b)
Clause 3.2(c), the proportion of the difference between the actual amount owed by the Company to HSBC UK Bank plc under the Company’s international business overdraft facility and asset finance facility on the Completion Date and the HSBC Debt Amount that is attributable to the Option Sellers calculated pro rata to their percentage shareholding in the Company immediately prior to Completion;
“Options” means the right to acquire Option Shares held by the Option Sellers and comprising the EMI Options and the Unapproved Options;
“Option Sellers' Representative” means Bradley Shore;
“Option Shares” means the B Ordinary Shares of £0.000001 each in the capital of the Company allotted and issued following the exercise of the Options;
“Option Tax Amount” means in relation to a holder of Unapproved Options, any amount that represents the liability of the Company, any Group Company or former Group Company or of any other person (apart from the holder of the Unapproved Options) to account to a Tax Authority for any amount of, or representing, income tax or social security contributions (whether under the laws of the United Kingdom or other overseas jurisdiction) that may arise on or in connection with the exercise of his or her Unapproved Options or the acquisition, holding, disposal or part-disposal of any of his or her Option Shares;
“Power of Attorney” means the document by which an Option Seller appoints an attorney to take all actions required in order to exercise their Options and effect the sale to the Buyer of his or her Option Shares;
“Proportion” means, in respect of each Option Seller, the percentage set out opposite such Option Seller's name in column (7) of Schedule 1;
“Share Option Plan” means the Adestra Limited 2017 Share Option Plan established by the Company on 7 February 2017;

“Tax Authority” means HM Revenue & Customs, the Internal Revenue Service or equivalent in any other relevant jurisdiction;
“Unapproved Options” means the subsisting Options that are not qualifying EMI Options but which have been granted by the Company under the Share Option Plan to, and which are currently held by, non-UK tax resident Option Sellers (such Optionholders being identified by an asterisk in Schedule 1); and
“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.

1.2	Interpretation
The rules of interpretation as set out in Clause 1.3 of the Majority SPA shall apply to this Agreement.

2.	SALE AND PURCHASE

2.1	Agreement to sell and purchase

(a)
Each Option Seller shall sell with full title guarantee and free from all Encumbrances, and the Buyer shall purchase, that number of Option Shares listed opposite such Option Seller's name in column (2) of Schedule 1 with effect from the Completion Date together with all rights attached or accruing to such Option Shares at the date of this Agreement (including, without limitation, the right to receive any dividend, distribution or return of capital declared, paid or made on or after the date of this Agreement).

(b)
The Buyer shall not be obliged to purchase any Option Shares unless the sale and purchase of all the Option Shares is completed simultaneously, but completion of the purchase of some of the Option Shares shall not affect the rights of the Buyer with respect to the purchase of the others.

2.2	Title
Each Option Seller (acting directly or through a duly appointed attorney):

(a)
agrees and confirms that he or she has delivered to the Company a duly completed notice exercising his or her Options immediately prior to but conditional upon Completion and agreeing to sell the Option Shares that he or she acquires on the exercise of his or her Options; and

(b)	acknowledges and affirms that any Options that he or she holds and which are not exercised prior to Completion shall not be exercised and shall lapse immediately on Completion.

3.	CONSIDERATION

3.1	Amount

(a)	The total aggregate consideration for the purchase of the Option Shares under this Agreement shall, subject to Clause 3.2(e), be £1,053,043 (the “Optionholder Consideration”).

(b)
The Buyer shall withhold the Adjustment Payment Holdback Amount from the Optionholder Consideration. The pro rata share of each Option Seller’s amount of the Adjustment Payment Holdback Amount is set out in column (5) of Schedule 1 and such amounts will be paid to each Option Seller subject to Clause 3.2.

(c)	The Optionholder Consideration shall be satisfied by payment by the Buyer to each Option Seller (through payments to the Company as agent) of:

(i)
the amount of optionholder consideration as set out against each Option Seller’s name in column (4) of Schedule 1 payable on Completion (subject to adjustment in accordance with the remainder of this Clause where applicable); and

(ii)	the amount of the Adjustment Payment Holdback Amount (if any) to be paid to that Option Seller in accordance with Clause 3.2(b)(ii); and

(iii)	the Option Seller’s Proportion of any upward Adjustment Payment (which is due to the Sellers and the Option Sellers) subject to and in accordance with Clause 3.6 of the Majority SPA.

(d)
Each Option Seller undertakes to pay to the Company at Completion the Option Exercise Amount set out against their name in column (3) of Schedule 1 and directs the Buyer to withhold and pay their portion of the Option Exercise Monies from their portion of the Optionholder Consideration to the Company in satisfaction of the Option Exercise Amount.

(e)
Each Option Seller exercising an Unapproved Option acknowledges their obligation to pay the Option Tax Amount and authorises and directs the Company to receive the relevant Option Seller’s portion of the Optionholder Consideration (net of the Option Exercise Amount and subject to Clause 4.3) and, by reference to the Optionholder Consideration, to deduct and/ or pay, or procure the relevant Group Company of the

Company to deduct and/or pay: (i) such Option Seller’s Option Tax Amount to the relevant Tax Authority; and (ii) the balance to the Option Seller through payroll operated by the appropriate Group Company.

(f)	Each of the Option Sellers hereby acknowledges and agrees that:

(i)	all amounts payable under Clause 3.1(a) above shall be apportioned among the Option Sellers in accordance with Schedule 1, column (6) (The Option Sellers); and

(ii)	such apportionment shall be valid and binding on all Option Sellers notwithstanding the provisions of the Articles, to the extent of any inconsistencies therewith, and neither the Buyer nor the Company shall be concerned with, and shall have no liability in respect of, such apportionment.

(g)
All payments referred to in this Clause 3 shall be paid by or on behalf of the Buyer to the Company’s Bank Account (for onward payment through payroll). The Buyer’s obligation to make the payments referred to in this Clause 3 shall be discharged fully by the making of these payments to the Company, and the Buyer shall have no further obligation to ensure, and shall have no liability for ensuring, the distribution of any such payments amongst the relevant Option Sellers.

3.2	Adjustment to consideration

(a)
Pursuant to the Majority SPA, the Buyer and the Majority Sellers must comply with their respective obligations under Clauses 3.5 to 3.9 of and Schedule 8 to the Majority SPA, pursuant to which the Completion Accounts are to be prepared and become final and binding on the Buyer and the Majority Sellers and, by operation of this clause 3, the Option Sellers.

(b)	On the date falling five Business Days after the date on which the Completion Accounts become final and binding in accordance with the terms of the Majority SPA;

(i)
if the Net Working Capital and Cash as set out in the Completion Accounts exceeds the Target Net Working Capital and Cash, the Buyer shall release the Adjustment Payment Holdback Amount to the Option Sellers and, provided the excess is not less than an amount equal to the Threshold, in addition, shall pay to the Option Sellers an amount equal to the Optionholder Proportion of the excess above the Threshold and the percentage of the aggregate amount payable under this Clause 3.2(b)(i) that is payable to each Option Seller shall be equal to such Option Sellers’ Proportion;

(ii)	if the Net Working Capital and Cash as set out in the Completion Accounts is less than the Target Net Working Capital and Cash by a figure exceeding the Threshold, then:

(A)
if the Optionholder Proportion of the shortfall (that is an amount that exceeds the Threshold) is equal to or in excess of the Adjustment Payment Holdback Amount then the Buyer shall be permitted to retain the Adjustment Payment Holdback Amount;

(B)	if the Optionholder Proportion of the shortfall (that is an amount that exceeds the Threshold) is less than the Adjustment Payment Holdback

Amount then the Buyer shall be permitted to withhold an amount equal to such shortfall from the Adjustment Payment Holdback Amount and thereafter pay the remaining amount to the Option Sellers in accordance with the Option Seller’s Proportion; and

(C)
if the Optionholder Proportion shortfall (that is an amount that exceeds the Threshold) is more than the Adjustment Payment Holdback Amount then, in addition to the Buyer retaining the Adjustment Payment Holdback Amount pursuant to (A) above, the Option Sellers shall pay the remaining amount of the Optionholder Proportion of the shortfall (above the amount of the Threshold) to the Buyer and the percentage payable under this Clause 3.2(b)(ii)(C) by each Option Seller shall be equal to such Option Seller’s Proportion.

(c)
To the extent that the aggregate of the amounts owed to HSBC UK Bank plc under the Company’s international business overdraft facility and asset finance facility are less than the HSBC Debt Amount on the Completion Date, the Buyer shall pay to the Option Sellers an amount equal to the Optionholder Proportion of the difference on the Completion Accounts Agreement Date in accordance with Clause 3.2(d) and in accordance with each Option Sellers’ Proportion.

(d)
Payment of any amount due to the Option Sellers pursuant to this Clause 3.2 shall be paid in aggregate by the Buyer to the Company’s Bank Account, proof of payment of which shall be an effective discharge of the Buyer’s obligation to pay such amounts under this Clause 3.2.

(e)	The Optionholder Consideration shall be deemed to be adjusted by an amount equal to:

(i)	the aggregate amount of any payment made by any Option Seller to the Buyer in respect of any Claim;

(ii)	the aggregate amount of any payment made by the Buyer to any Option Seller in respect of any breach of this Agreement;

(iii)	the aggregate of any amounts paid to the Option Sellers by the Buyer pursuant to Clause 3.2(c);

(iv)	the aggregate amount of any Adjustment Payment made to the Buyer by the Option Sellers pursuant to Clause 3.2(b)(ii); and

(v)	the aggregate amount of any Adjustment Payments made to the Option Sellers by the Buyer pursuant to Clause 3.2(b)(i), and any adjustment shall be apportioned between the Parties as appropriate in the context, provided that the Optionholder Consideration shall not be reduced below zero.

4.	COMPLETION

4.1	Completion shall take place on the Completion Date when the Option Sellers and the Buyer shall comply with their respective obligations as specified in Clauses 4.2 and 4.3 hereof.

4.2	Option Seller Completion Obligations
On Completion each Option Seller shall deliver to the Buyer:

(a)	a counterpart of this Agreement, duly executed by that Option Seller;

(b)	a copy of the Power of Attorney, duly executed by that Option Seller;

(c)	a stock transfer form in the name of the Buyer in respect of all the Option Shares held by the Option Seller, duly executed by that Option Seller;
and the Option Seller irrevocably and unconditionally authorises the directors of the Company to, where appropriate, date such documents on the Completion Date and to deliver such documents to the Buyer at Completion.

4.3	Buyer Completion Obligations
On Completion, the Buyer shall:

(a)	pay to the Company’s Bank Account, on behalf of the Option Sellers, the Option Exercise Monies; and

(b)	pay to the Company’s Bank Account an amount equal to the Optionholder Consideration by way of telegraphic transfer for distribution by the Company as follows:

(A)	without further deduction among the Option Sellers exercising EMI Options; and

(B)
following deduction of the Option Tax Amount (which the Buyer shall pay to the Company’s Bank Account and shall procure that the Company shall promptly pay to the relevant Tax Authority to discharge the Option Tax Amount) among the Option Sellers exercising Unapproved Options,

4.4
The performance by the Option Sellers of their respective obligations under Clause 4.2 shall be a condition precedent to the performance by the Buyer of its obligations under Clause 4.3 to the extent that, if the Option Sellers or any of them shall fail or shall be unable to perform any of their obligations under Clause 4.2, the Buyer shall at its option (and without prejudice to any other remedies or rights which it may have against the Option Sellers or any of them in respect of such non-performance) cease to be liable to perform its obligations under Clause 4.3.

4.5	Discharge of Buyer's obligations
The transfer of monies to the Company’s Bank Account by the Buyer in accordance with Clause 4.2 shall be an absolute discharge for the Buyer of such obligation, who shall not be concerned to see that, and shall have no liability in respect of, the monies transferred being applied to pay the Option Sellers in accordance with their respective entitlements.

5.	WARRANTIES
Each Option Seller warrants to the Buyer that:

(a)	at Completion, he or she will be the sole legal and beneficial owner of the Option Shares set forth against his name in column (2) of Schedule 1, free from all Encumbrances;

(b)	he or she has the necessary power and authority to enter into and perform this Agreement.

6.	OPTION SELLERS' LIABILITY

6.1	Several liability

(a)
All of the obligations of the Option Sellers under this Agreement are several (and not joint or joint and several) and any liability of the Option Sellers under this Agreement shall be apportioned between the Option Sellers in the percentages shown opposite their names in column (7) of Schedule 1 (The Option Sellers).

(b)
If any liability of one or more (but not all) of the Option Sellers is, or becomes illegal, invalid or unenforceable in any respect, that shall not affect or impair the liabilities of the other Option Sellers under this Agreement.

6.2	Release of Option Sellers

(a)	The Buyer may release or compromise the liability of any Option Seller or grant time or other indulgence to any Option Seller without releasing or reducing the liability of any other Option Seller.

(b)
Where a liability of one or more (but not all) of the Option Sellers is so released or compromised, the remaining Option Sellers who are subject to such obligation under the terms of this Agreement shall continue to be severally liable for that obligation.

7.	CONFIDENTIALITY AND ANNOUNCEMENTS

7.1
Each Option Seller undertakes to the Buyer that it will not use or disclose to any person any information (i) relating to the Company's business or financial or other affairs; or (ii) provided to the Option Seller by or on behalf of the Buyer or otherwise obtained in connection with this Agreement which relates to any member of the Buyer and/ or the Buyer’s Group Companies (in either case, “Confidential Information”), provided that nothing in this Clause 7 shall prevent:

(a)	disclosure of Confidential Information to or at the written request of the Buyer;

(b)
use or disclosure of Confidential Information required to be disclosed by law or any regulatory body, provided that any Option Seller subject to such requirement shall promptly notify the Buyer, where practicable and lawful to do so, before disclosure occurs (as the case may be) and shall co-operate with the Buyer regarding the timing and content of such disclosure (as the case may be) or any action which the Buyer may reasonably elect to take to challenge the validity of such requirement;

(c)	disclosure of Confidential Information to professional advisers on a confidential basis for the purpose of advising any the Option Seller; or

(d)	disclosure of Confidential Information which becomes generally known other than by a Option Seller's breach of any other provision of this Clause 7.

7.2
The Option Sellers shall not disclose the making of this Agreement or its terms or the existence or the terms of any other agreement referred to in this Agreement (except those matters set out in the press release in the agreed form) without the prior consent of the Buyer unless disclosure is required by law or the rules and requirements of any regulatory body and disclosure shall then only be made by the Option Seller:

(a)
after it has taken all such steps as may be reasonable in the circumstances to agree to the contents of such announcement with the Buyer before making such announcement and provided that any such announcement shall be made only after notice to the other party;

(b)	to the person or persons and in the manner required by law or such regulatory body or as otherwise agreed between the parties; and

(c)	to any tax, legal or financial advisor.

7.3
Notwithstanding the restrictions contained in Clause 7.2, the Option Sellers shall be permitted to disclose the making of this Agreement or its terms or the existence or the terms of any other agreement referred to in this Agreement without the prior consent of the Buyer to a Tax Authority.

7.4
The restrictions contained in Clause 7.2 shall apply without limit of time. Communications with investors or potential investors in any funds managed or advised by the Buyer or its Affiliates shall not constitute disclosure for the purpose of Clause 7.2 but shall be subject to the confidentiality provisions contained in Clause 7.1.

8.	NOTICES

8.1	Service of notices

(a)
Any notice to be given under this Agreement must be in writing, and may be served by hand, by pre-paid signed-for first class post or airmail to the address given below, or to such other address as may have been notified by any Party to the other Parties for this purpose (which shall supersede the previous address) from the date on which notice of the new address is deemed to be served under this Clause 8.1).

Party	Address
Buyer
401 Congress Avenue
Suite 1850
Austin
TX 78701

Email Address: kgill@uplandsoftware.com
Marked for the attention of: General Counsel

With a copy to:
Pillsbury Winthrop Shaw Pittman LLP
401 Congress Avenue
Suite 1700
Austin
TX 78701

Option Sellers’ Representative (on behalf of the Option Sellers)	Wheatlands Cottage Wheatlands Lane Newbury Berkshire RG14 6RE Email: brad.shore@adestra.com Marked for the attention of: Bradley Shore

(b)	Any notice served in accordance with paragraph (a) above shall be deemed to have been received:

(i)	if delivered by hand, at the time of delivery;

(ii)	if sent by first class post, at 9.30 am on the second clear day after the date of posting; or

(iii)	if sent by airmail, at 9.30 am on the fifth clear day after the date of posting.

(c)
In proving receipt of any notice served in accordance with paragraph (a) above, it shall be sufficient to show that the envelope containing the notice was properly addressed and either delivered to the relevant address by hand or posted as a pre-paid signed-for first class or airmail letter.

(d)	A notice given under this Clause 8 shall not be validly served if sent by email.

8.2	Option Sellers' Representative

(a)	The Option Sellers' Representative shall act on behalf of the Option Sellers in respect of this Agreement and, in particular:

(i)
any notice or consent to be given by the Option Sellers to the Buyer under this Agreement may be given by the Option Sellers' Representative on behalf of all the Option Sellers, and the Buyer is not required to have regard to any notice served by or on behalf of the Option Sellers (or any of them) by any other person; and

(ii)
any notice to be given by the Buyer to the Option Sellers under this Agreement shall be validly served on all the Option Sellers (or any of them) if it is served on the Option Sellers' Representative in accordance with Clause 8.1 (Service of notices).

(b)
The Option Sellers may at any time appoint a different person to act as the Option Sellers' Representative by written notice to the Buyer, which appointment shall take effect from the date on which such notice is deemed to be served pursuant to Clause 8.1 (Service of notices) or such later date as may be specified in the notice.

9.	VOTING POWER OF ATTORNEY
Each of the Option Sellers irrevocably appoints the Buyer (acting by its directors from time to time) as his attorney (“Attorney”), with full power to exercise all rights in relation to the Option Shares to be sold by such Option Seller registered in the name of that Option Seller as the Attorney in its absolute discretion sees fit, including but not limited to:

(a)
receiving notice of, attending and voting at any general meeting of the members of the Company, including meetings of the members of any particular class of member, and all or any adjournments of such meetings, or signing any resolution as registered holders of the relevant Option Shares;

(b)	completing and returning proxy cards (or equivalent), consent to short notice and any other documents required to be signed by the registered holder of the relevant Option Shares;

(c)
dealing with and giving directions as to any moneys, securities, benefits, documents, notices or other communications (in whatever form) arising by right of the relevant Option Shares or received in connection with the relevant Option Shares from the Company or any other person; and

(d)
otherwise executing, delivering and doing all deeds, instruments and acts in the relevant Option Seller’s name insofar as may be done in the relevant Option Seller's capacity as registered holder of the relevant Option Shares.

10.	GENERAL

10.1	Further assurances
Without prejudice to Clause 10.3(b), each of the Option Sellers shall do or procure the doing of all necessary acts and/or execute or procure the execution of all such documents necessary to transfer the Option Shares to the Buyer.

10.2	Interest
If a Party defaults in the payment when due of any sum payable under this Agreement, that Party's liability shall be increased to include interest on such sum from the due date until the date of actual payment (after as well as before judgment) at a rate of 3% per annum above the base rate from time to time of Barclays Bank plc, which interest shall accrue from day to day.

10.3	Costs and expenses

(a)
Each party shall bear its own costs and expenses in relation to the negotiations leading up to the sale and purchase of the Option Shares and the preparation, execution and carrying into effect of this Agreement. Each Option Seller agrees to contribute in their pro-rata proportion to the Sellers’ Deal Costs Amount and directs the Buyer to pay an amount equal to their pro-rata proportion of the Sellers’ Deal Costs Amount to the Sellers’ Solicitors Account in satisfaction of their obligation under this Clause 10.3(a).

(b)	The Buyer shall bear the cost of any stamp duty or stamp duty reserve tax payable on the purchase of the Option Shares.

10.4	Withholdings
The Buyer shall be entitled to withhold from (or procure the withholding from) any sum payable or consideration given to any of the Option Sellers hereunder any amounts which are required by law to be accounted for to any relevant Tax Authority or withheld, provided that amounts shall be withheld in respect of the consideration referred to in Clause 3 only to the extent expressly provided for in Clause 3.1. Any amounts so withheld shall be accounted for to the relevant Tax Authority as soon as reasonably practical and the Buyer shall procure the provision of such evidence of such account as each relevant Option Seller may reasonably require.

10.5	Entire Agreement

(a)
For the purposes of this Clause, “Pre-Contractual Statement” means any undertaking, promise, assurance, statement, representation, warranty or understanding (whether in writing or not) of any person (whether party to this Agreement or not) relating to the subject matter of this Agreement other than as expressly set out in this Agreement.

(b)	The Parties confirm that this Agreement and any document in the Agreed Form, represents the entire understanding, and constitutes the entire agreement of the Parties in relation to its subject matter and its terms and supersedes any previous agreement between the Parties relating to the subject matter or the terms of this Agreement.

(c)	Each of the Parties acknowledges and agrees that in entering into this Agreement it does not rely on any Pre-Contractual Statement.

(d)
Each of the Parties acknowledges and agrees that the only remedy available to it for breach of this Agreement shall be for breach of contract and it shall have no right of action against any other Party in respect of any Pre-Contractual Statement.

(e)	This Clause 10.5 shall exclude liability for misrepresentation save that it shall not exclude any liability for (or remedy in respect of) fraudulent misrepresentation.

10.6	Rights of third parties

(a)	Except as expressly stated in this Agreement, this Agreement does not confer any rights on any person or party under the Contracts (Rights of Third Parties) Act 1999.

(b)	The Parties may rescind, vary or terminate this Agreement in accordance with its terms without the consent of or notice to any person on whom such rights are conferred.

10.7	Variation
No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each Party.

10.8	Assignment

(a)
Subject to this Clause 10.8, this Agreement shall be binding upon and enure for the benefit of the successors and assignees of the Parties including, in the case of individuals, their respective estates after their deaths and, subject to any succession or assignment permitted by this Agreement, any such successor or assignee of the Parties shall in its own right be able to enforce any term of this Agreement.

(b)
Subject to Clause 10.8(c), no Party to this Agreement nor their successors and assignees shall be entitled to assign their respective rights or obligations under this Agreement without the prior written consent of the Buyer (in the case of any of the Option Sellers) or the Option Sellers' Representative (in the case of the Buyer).

(c)
The Buyer and its assignees may at any time: (i) assign, (including to any lender of the Buyer or any lender to any Group Company of the Buyer and/or any administrative or collateral agent on behalf of any such lenders as collateral security) (ii) transfer, (iii) charge or otherwise grant security over or assign by way of security, (iv) declare or create a trust or other interest over or (v) deal in any other manner with the Buyer’s rights under this Agreement, provided that the liability of the Option Sellers as a result of any of the foregoing actions shall be no more than it would have been to the Buyer had such foregoing actions not taken place.Remedies

(d)
The rights and remedies conferred on any Party by, or pursuant to, this Agreement are cumulative and are in addition, and without prejudice, to all other rights and remedies otherwise available to such Party at law.

10.9	Waiver
A waiver of a breach of any of the terms of this Agreement or a default under this Agreement does not constitute a waiver of any other breach or default and shall not affect the other terms of this Agreement.

10.10	Severance

(a)
If any provision of this Agreement is held to be invalid or unenforceable by any judicial or other competent authority, all other provisions of this Agreement will remain in full force and effect and will not in any way be impaired.

(b)
If any provision of this Agreement is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted or amended, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

10.11	Counterparts
This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, each of which, when executed and delivered, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) shall be effective as delivery of a manually executed original counterpart of this Agreement.

10.12	Govering Law and Jurisdiction

(a)
This Agreement and any non-contractual obligations arising out of or in connection with this Agreement (including its formation) is governed by and shall be construed in accordance with the law of England and Wales.

(b)
Each Party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England over any claim, dispute or controversy (whether contractual or non-contractual) arising under or in connection with this Agreement or the legal relationships established by this Agreement (including its formation).

(c)
Each Party irrevocably consents to any process in any legal action or proceedings arising out of or in connection with this Agreement being served on it in accordance with the provisions of this Agreement relating to service of notices. Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law.

10.13	Company as a party
The Company is a Party only for the purposes of receiving directions in relation to the making and receiving of payments pursuant to Clauses 3 and 4.
This Agreement is entered into by the Parties as a deed, and is delivered and takes effect on the date written at the beginning of this Agreement.

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Carl Alder under a power of attorney dated 26/11/.2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Gerardo Amaya Chacun under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Robert Amos under a power of attorney dated 27/11/.2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Caley Barnacle under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Claire Barnes under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Robert Blanas under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Martin Bolsover under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Helen Bowyer under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for John Brandt under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Eleanor Brown under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Karen Bryan under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Robert Carpenter under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Grant Carroll under a power of attorney dated 27/11//2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Suzy Carter-Kent under a power of attorney dated 30/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Stuart Chappell under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Michael Cosier under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for David Cranwell under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Matthew Cutbush under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Daniel Daly under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Jefferson Davis under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Victoria Dier under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Thomas Dixon under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Stephen Doyle under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Paul Dyke under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Stephanie Edwards under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Beatriz Escobero Municio under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Katie Evans under a power of attorney dated 4/12/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Lisa Finfer under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Bailey Fisher under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Melissa Fisher under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith
EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Matthew Flaherty under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Peter Flanigan under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Matthew Frankum under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Ashika Gathani under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Eleanor Gosling under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Ryan Grace under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Anna Grieve under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Robert Halliday under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Daniel Hewitt under a power of attorney dated 29/11/.2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Brendan Hobbs under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Robert Hollier under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Yubiri Hopper-Davies under a power of attorney dated 5/12/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Aimee Howell under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Tondi Humba under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Eric Humphrey under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Anthony Humphreys under a power of attorney dated 3/12/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Sophie Jenkins under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Jonathon (Tristam) Jones under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Lisa Jones under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Angel Justo under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Elizabeth Kavanagh under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Alison Keys under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Connor Kirk under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Sabrina Klinger under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Nicole Lam under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for John Lester under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Bradley Margerrison under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Jamie Marr under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Antonio Marshall under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Joe Matthews under a power of attorney dated 4/12/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Toby Mclelland-Taylor under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Adam Miller under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Christopher Milway under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Alexandra Mocanu under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Roberta Montague under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Alison Moore under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Jonathon Moore under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Ellys Moyes under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Parisha Nagar under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Lee Needle under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Emma Newton under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Charlotte O'Halloran under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Willard (Skip) O'Neill under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Elisabeth Penhearow under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Thomas Perry under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Timothy Perry under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Thomas Pickup under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Joanna Pilot under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Matthew Powell under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Rebecca Powell under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Victoria Preston under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Thavanpreet Kaur Rayat under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Annabel Reeve under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Lee Robertson under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Aaron Rowe under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Peter Rylands under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Michael Soloman under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Bruno Schoeps under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Colin Sims under a power of attorney dated 30/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Elizabeth Smith under a power of attorney dated 4/12/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Lisa Snuggs under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Jacqueline Songco under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Natalie Stephenson-Wood under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for David Stevenson under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Richard Stout under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Jack Taylor under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Gareth Thomas under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for George Tompkins under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Immanuel Ward under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Sean Webb under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Mark Webster under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Ceri Weeks under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Julia Weller under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Richard Whaley under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Nicola Wong under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Spencer Wood under a power of attorney dated 28/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Danielle Woolley under a power of attorney dated 29/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Craig Worth under a power of attorney dated 27/11/2018	/s/ Henry Hyder-Smith

EXECUTED as a DEED by Henry Hyder-Smith as duly appointed attorney for Kristina Wright under a power of attorney dated 26/11/2018	/s/ Henry Hyder-Smith

Each of the above signatures has been applied in the presence of:

Witness Signature:	/s/ Dan Thomas

Witness Name:	DanThomas

Witness Address:	71 Headley Way Headington Oxford OX3 7SR

EXECUTED as a DEED by POWERSTEERING SOFTWARE LIMITED:	) )	/s/ John McDonald Director
in the presence of:		Witness /s/ Stephanie Deadmon
Witness name: Witness address:	Stephanie Deadmon 401 Congress Ave., Ste 1850 Austin, TX 78701

EXECUTED as a DEED by ADESTRA LIMITED:	) )	Director
in the presence of:		Witness
Witness name: Witness address: